EXHIBIT 10.5

WAIVER AGREEMENT

This letter agreement (this “Agreement”) is entered into as of May 30, 2025, by and between Classover Holdings, Inc., a Delaware corporation (the “Company”), and the holder of Series A Preferred Stock signatory hereto (the “Holder”), with reference to the following facts:

A. Holder is a holder of certain shares of Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Preferred Shares”).

B. The Company is contemplating entering into a securities purchase agreement (the “New Agreement”) with an investor (the “New Investor”) pursuant to which the investor will purchase up to an aggregate of $500 million of secured convertible notes which will be convertible into shares of Class B common stock, par value $0.0001 per share, of the Company.

C. The Company desires to obtain a waiver from the Holder of the adjustment for future issuances contained in Section 7(d) of the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designations”) with respect to all securities issuable under the New Agreement (the “Waiver”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the Company and the Holder agree as follows:

1. Waiver. The Holder hereby agrees to the Waiver as of the date hereof.

2. Limitation of Waiver. The Waiver set forth in this Agreement constitutes a one-time waiver and is limited to the matters expressly waived herein and should not be construed as an indication that the Holder would be willing to agree to any future modifications to, consent of, or waiver of any of the terms of any other agreement, instrument or security or any modifications to, consents of, or waiver of any default that may exist or occur thereunder.

3. Ratifications. Except as otherwise expressly provided herein, the Certificate of Designations shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

4. Disclosure of Transaction. The Company shall, on or before 8:30 a.m., New York City Time, on or prior to the second business day after the date of this Agreement, file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching the form of this Agreement as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise.

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IN WITNESS WHEREOF, the Holder and the Company have executed this Agreement as of the date set forth on the first page of this Agreement.

COMPANY: CLASSOVER HOLDINGS, INC.

By:
Name: Yanling Peng Title: Chief Financial Officer

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IN WITNESS WHEREOF, Holder and the Company have executed this Agreement as of the date set forth on the first page of this Agreement.

HOLDER:

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WAIVER AND AMENDMENT AGREEMENT

This letter agreement (this “Agreement”) is entered into as of May 30, 2025, by and between Classover Holdings, Inc., a Delaware corporation (the “Company”), and the investor signatory hereto (the “Holder”), with reference to the following facts:

A. Reference is made to (i) that certain Certificate of Designations of Series B Convertible Preferred Stock of the Company, filed with the Secretary of State of the State of Delaware as of February 5, 2025, as amended by that certain Certificate of Correction filed with the Secretary of State of the State of Delaware as of March 14, 2025 (collectively, the “Certificate of Designations”), which established the terms of the Series B Convertible Preferred Stock of the Company, par value $0.0001 per share (the “Series B Preferred Stock”), which Series B Preferred Stock is convertible into shares of the Company’s Class B common stock, par value $0.0001 per share (the “Common Stock”), and (ii) that certain Securities Purchase Agreement, dated November 22, 2024, as amended (the “Securities Purchase Agreement”), by and among the Company, the Holder, Battery Future Acquisition Corp., a Cayman Islands exempted company and now wholly-owned subsidiary of the Company, and Class Over Inc., a Delaware corporation, pursuant to which, among other things, the Holder acquired certain shares of Series B Preferred Stock (the “Preferred Shares”) and warrants to acquire additional Preferred Shares (the “Preferred Warrants”). Capitalized terms used but not defined herein shall have the meaning set forth in the Securities Purchase Agreement.

B. On April 30, 2025, the Company entered into an Equity Purchase Facility Agreement (the “EPFA”) with Solana Strategic Holdings LLC (“SSH”) pursuant to which, subject to certain conditions precedent contained therein, the Company has the right to issue and sell to SSH up to an aggregate of $400 million in newly issued shares of Common Stock (collectively, the “EPFA Shares”), at a discount to the market price of the Common Stock on any such date of issuance.

C. The Company is contemplating entering into a securities purchase agreement (the “New Agreement”) with an investor (the “New Investor”) pursuant to which the investor will purchase up to an aggregate of $500 million of secured convertible notes (“New Notes”), which will be convertible into Common Stock (such shares of Common Stock issuable pursuant to the terms of the New Notes, including, without limitation, upon conversion or otherwise, collectively, the “New Shares”, together with the EPFA Shares, the “Other Shares”).

D. The Company desires that the Holder waive, in part, (i) Section 8(a) of the Certificate of Designations such that the New Notes and the Other Shares will be deemed to be Excluded Securities (as defined in the Certificate of Designations) and (ii) Section 8(c) of the Certificate of Designations solely with respect to the issuance of the Other Shares (collectively, the “Waivers”).

E. As a condition to the effectiveness of the Waivers, among other things, the Company has agreed to issue to the Holder an aggregate of 25,000 shares of Common Stock (the “Consideration Shares”) subject to the terms and conditions hereof.

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NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the Company and the Holder agree as follows:

1.Ratification; Amendments. Except as otherwise expressly provided herein, as of the date hereof, the Securities Purchase Agreement and each other Transaction Document (as defined in the Securities Purchase Agreement), is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date (as defined below): (i) all references in any Securities Purchase Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to such Securities Purchase Agreement shall mean such Securities Purchase Agreement as amended by this Agreement, and (ii) all references in the other Transaction Documents, to the “Securities Purchase Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Securities Purchase Agreement shall mean such Securities Purchase Agreement as amended by this Agreement. On and after the Effective Date, each of the Transaction Documents (as described in the Securities Purchase Agreement) are hereby amended as follows:

(a) The defined term “Conversion Shares” is hereby amended to include the “Consideration Shares” (as defined herein).

(b) The defined term “Transaction Documents” is hereby amended to include this Agreement, and that certain Waiver dated as of May 13, 2025, by and among the parties hereto.

2. Waivers. As of the Effective Date, the Holder hereby grants the Waivers to the Company in its capacity as a holder of one or more Preferred Shares; provided, that such Waivers shall be null and void upon any breach by the Company of Section 6 below.

3. Limitation of Waivers. The Waivers set forth in this Agreement constitute one-time waivers and are limited to the matters expressly waived herein and should not be construed as an indication that the Holder would be willing to agree to any future modifications to, consent of, or waiver of any of the terms of any other agreement, instrument or security or any modifications to, consents of, or waiver of any default that may exist or occur thereunder.

4. Issuance of Additional Shares. As consideration for the Waivers, on or prior to the Effective Date, the Company shall issue to the Holder the Consideration Shares, and the Company shall deliver to the Holder a stock certificate (or evidence of book entry, as applicable) evidencing the issuance of such Consideration Shares in the name of the Holder or its designee.

5. Representations and Warranties.

(a) Company Bring Down. As of the date hereof and the Effective Date, except as set forth on Schedule A attached hereto, the Company represents and warrants to the Holder that the representations and warranties of the Company to the Holder as set forth in Section 3 of the Securities Purchase Agreement (as amended hereby) are true and correct in all material respects (without duplication of any qualifier as to materiality) on and as of the date hereof as though made on and as of such date, except to the extent that any such representations or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (without duplication of any qualifier as to materiality) as of such earlier date.

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(b) Holder Bring Down. As of the date hereof and the Effective Date, the Holder represents and warrants to the Company that the representations and warranties of the Holder to the Company as set forth in Section 2 of the Securities Purchase Agreement (as amended hereby) are true and correct in all material respects (without duplication of any qualifier as to materiality) on and as of the date hereof as though made on and as of such date, except to the extent that any such representations or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (without duplication of any qualifier as to materiality) as of such earlier date.

6. Conditions. The effectiveness of this Agreement and the Waivers is subject to the satisfaction of the following conditions precedent (the date of satisfaction of all such conditions precedent shall be referred to herein as the “Effective Date”):

(i) the execution and delivery of this Agreement by the Company and the Holder;

(ii) the Company shall have issued the Consideration Shares to the Holder as provided in Section 4 hereof; and

(iii) the Company shall have paid the Legal Fee Amount (as defined below).

7. Disclosure of Transaction. The Company shall, on or before 8:30 a.m., New York City Time, on or prior to the second business day after the date of this Agreement, file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching the form of this Agreement as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Holder, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise.

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8. Fees. The Company shall reimburse Kelley Drye & Warren, LLP (counsel to the Holder) in an aggregate non-accountable amount of $5,000 for costs and expenses incurred by it in connection with drafting and negotiation of this Agreement (the “Legal Fee Amount”). Each party to this Agreement shall bear its own expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated hereby, except as provided in the previous sentence.

9. Miscellaneous Provisions. Section 9 of the Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the Holder and the Company have executed this Agreement as of the date set forth on the first page of this Agreement.

COMPANY: CLASSOVER HOLDINGS, INC.

By:
Name: Hui Luo Title: Chief Executive Officer

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IN WITNESS WHEREOF, Holder and the Company have executed this Agreement as of the date set forth on the first page of this Agreement.

HOLDER:

By:
Name:
Title:

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WAIVER AGREEMENT

This letter agreement (this “Agreement”) is entered into as of May 30, 2025, by and between Classover Holdings, Inc., a Delaware corporation (the “Company”), and Solana Strategic Holdings LLC (the “Investor”), with reference to the following facts:

A. Reference is made to (i) that certain Equity Purchase Facility Agreement, dated April 30, 2025 (the “Equity Purchase Agreement”), by and between the Company and the Investor, pursuant to which, among other things, the Company may sell to the Investor up to $400.0 million of shares of Class B common stock, par value $0.0001 per share, of the Company (the “Common Stock”) and (ii) that certain Registration Rights Agreement, dated as of April 30, 2025 (the “Registration Rights Agreement”) by and between the Company and the Investor. Capitalized terms used but not defined herein shall have the meaning set forth in the Equity Purchase Agreement.

B. The Company is contemplating entering into a securities purchase agreement (the “New Agreement”) with an investor (the “New Investor”) pursuant to which the investor will purchase up to an aggregate of $500 million of secured convertible notes which will be convertible into Common Stock.

C. The New Agreement will constitute a Variable Rate Transaction (as defined in the Equity Purchase Agreement) and is currently prohibited by Section 6.19(b) of the Equity Purchase Agreement.

D. The Company now desires to obtain a waiver from the Investor for the Company to enter into the New Agreement notwithstanding Section 6.19(b) of the Equity Purchase Agreement and to delay the Company’s obligations under Section 2(b) of the Registration Rights Agreement to file a Registration Statement registering the resale of the Registrable Securities (as defined in the Registration Rights Agreement) such that (x) the Filing Deadline (as defined in the Registration Rights Agreement) shall be extended from 60 calendar days to 90 calendar days and (y) the Effectiveness Deadline (as defined in the Registration Rights Agreement) shall be extended from 150 calendar days to 180 calendar days (the “Waiver”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the Company and the Investor agree as follows:

5. Waiver. The Investor hereby agrees to the Waiver as of the date hereof.

6. Limitation of Waiver. The Waiver set forth in this Agreement constitutes a one-time waiver and is limited to the matters expressly waived herein and should not be construed as an indication that the Investor would be willing to agree to any future modifications to, consent of, or waiver of any of the terms of any other agreement, instrument or security or any modifications to, consents of, or waiver of any default that may exist or occur thereunder.

7. Ratifications. Except as otherwise expressly provided herein, each of the Transaction Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

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8. Disclosure of Transaction. The Company shall, on or before 8:30 a.m., New York City Time, on or prior to the second business day after the date of this Agreement, file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching the form of this Agreement as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Investor by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. Neither the Company, its Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Investor, to make a press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Investor in any filing, announcement, release or otherwise.

9. Miscellaneous Provisions. Articles X and XI of the Equity Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the Investor and the Company have executed this Agreement as of the date set forth on the first page of this Agreement.

COMPANY: CLASSOVER HOLDINGS, INC.

By:
Name: Hui Luo Title: Chief Executive Officer

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IN WITNESS WHEREOF, Investor and the Company have executed this Agreement as of the date set forth on the first page of this Agreement.

HOLDER:

By:
Name:
Title:

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